UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Appointment

As previously disclosed, on April 12, 2025, Gavin D.K. Hattersley, President and Chief Executive Officer (“CEO”) of Molson Coors Beverage Company (the “Company”) and a member of the Company’s Board of Directors (the “Board”), informed the Company and the Board that he intended to retire from the Company and as a member of the Board, in each case, by December 31, 2025.

On September 19, 2025, the Board appointed Rahul Goyal as the Company’s President and CEO and member of the Board effective, in each case, as of October 1, 2025 (the “Effective Date”), following the retirement of Gavin D.K. Hattersley from those same positions immediately prior to such appointments. As discussed further below, Mr. Hattersley will remain employed by the Company in an advisory role to assist in the transition until December 31, 2025.

Mr. Goyal, 49, has served as the Company’s Chief Strategy Officer since October 2019. Mr. Goyal joined the Company’s subsidiary, Coors Brewing Company, as an employee in March 2001 as a Project Manager and served in that role and additional information technology roles of increasing responsibility until December 2006. He served as the Company’s Vice President Information Technology, Transformation Program from October 2006 to December 2008. He also served as the Company’s Chief Information Officer, United Kingdom from January 2009 to September 2011, Chief Financial Officer, India from September 2011 to July 2015, and Chief Corporate Strategy, M&A and Venturing Officer from August 2015 to October 2019.

In connection with Mr. Goyal’s appointment as President and CEO, the Company entered into an offer letter with Mr. Goyal (the “Offer Letter”). The material terms of the Offer Letter include: (i) an annual base salary of $1,100,000; (ii) eligibility to participate in the Company’s annual Molson Coors Incentive Plan (“MCIP”) targeted at 150% of his base salary, prorated for 2025 based on the MCIP targets for each job Mr. Goyal held during 2025; (iii) eligibility to participate in the Company’s long-term incentive plan (“LTIP”) with a targeted 2026 award grant date fair value of $7,000,000; (iv) a one-time $2,000,000 award of restricted stock units, vesting three years from the grant date (or in full upon a termination for which Mr. Goyal would be eligible for severance under the Molson Coors U.S. Severance Pay Plan (the “Severance Pay Plan”)); and (v) 104 weeks of severance pay under the Severance Pay Plan if a qualifying termination under the Severance Pay Plan occurs before April 1, 2029. Mr. Goyal will also continue to participate in the Company’s Amended and Restated Change in Control Program and the Severance Pay Plan. He is also entitled to participate in the Company’s other benefit programs generally available to employees of the Company.

Mr. Goyal will be subject to a non-compete and confidentiality agreement and is subject to compensation recovery under the Company’s incentive compensation clawback policies.

There are no understandings or arrangements with any person pursuant to which Mr. Goyal was selected as President and CEO or a director, and he is not party to any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Offer Letter does not purport to be complete and is subject to, and is qualified in its entirety, by reference to the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Gavin D.K. Hattersley Advisory Offer Letter

On September 19, 2025, Mr. Hattersley entered into an advisory offer letter with the Company (the “Advisory Offer Letter”). Pursuant to the Advisory Offer Letter, Mr. Hattersley will (i) be employed by the Company as a Special Advisor from the Effective Date until his retirement on December 31, 2025 or until such earlier termination date as specified by Mr. Hattersley or the Company pursuant to the Advisory Offer Letter; (ii) continue to receive his current base salary of $1,350,000 per year, subject to applicable withholding taxes and deductions, through December 31, 2025; (iii) continue to participate in the 2025 MCIP and his existing outstanding equity awards will continue to vest according to their respective terms, but he will not be eligible for any new LTIP incentive awards; and (iv) continue to be eligible for existing employee benefits.

The foregoing description of the Advisory Offer Letter does not purport to be complete and is subject to, and is qualified in its entirety, by reference to the full text of the Advisory Offer Letter, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 22, 2025, the Company issued a press release relating to the appointment of Mr. Goyal. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document Description
10.1	Offer Letter, dated September 19, 2025, by and between Molson Coors Beverage Company and Rahul Goyal.

10.2	Advisory Offer Letter, dated September 19, 2025, by and between Molson Coors Beverage Company and Gavin D.K. Hattersley.

99.1	News Release of Molson Coors Beverage Company dated September 22, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	September 22, 2025	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary

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